UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): June 19, 2007

                        DOBI MEDICAL INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                    0-32523                   98-0222710
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

                1200 MacArthur Boulevard                            07430
                  Mahwah, New Jersey                             (Zip Code)

                    (Address of principal executive offices)

             Registrant's telephone number, including area code: n/a

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
    Exchange Act (17 CFR 240.13e-4(c))

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                           CURRENT REPORT ON FORM 8-K
                        DOBI MEDICAL INTERNATIONAL, INC.
                                  June 19, 2007

ITEM 1.03. BANKRUPTCY OR RECEIVERSHIP

      (a) DOBI Medical International, Inc. on June 14, 2007 filed a petition seeking relief under the provisions of chapter 11 of title 11 of the United States Code, by which the company is operating as a Chapter 11 debtor in possession. The petition was filed in US Bankruptcy Court in the District of New Jersey.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DOBI MEDICAL INTERNATIONAL, INC.

Date:  June 19, 2007                   By: /s/ Michael R. Jorgensen
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                                          Michael R. Jorgensen
                                          Authorized Representative